INDOOR HARVEST

HOUSTON, TEXAS

TM

INVESTOR PRESENTATION
NOVEMBER 2017
OTCQB: INQD

www.Indoorharvest.com

Forward Looking Statements

This presentation contains certain "forward-looking statements" relating to the business of Indoor Harvest and its subsidiary companies, which can be identified by the use of forward-looking terminology such as "estimates," "believes," "anticipates," "intends," expects" and similar expressions. Such forward-looking statements involve known and unknown risks and uncertainties that may cause actual results to be materially different from those described herein as anticipated, believed, estimated or expected. Certain of these risks and uncertainties are or will be described in greater detail in our filings with the Securities and Exchange Commission. These forward-looking statements are based on Indoor Harvest's current expectations and beliefs concerning future developments and their potential effects on Indoor Harvest. There can be no assurance that future developments affecting Indoor Harvest will be those anticipated by Indoor Harvest. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the Company) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. Indoor Harvest undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Our Vision

To Become a Leading Technology Provider and Producer in the Cannabis Industry by Combining State-of-the-art High Pressure Aeroponics, LED Lighting and HVAC Methods into a Single Integrated Model

To Develop Infrastructure Packages, Develop and Patent "Climate Recipes" and Franchise Cultivation Methods for Cannabis by Leveraging Six Years of Research and Development Partnerships and Engineering Efforts in the Vertical Farming and Cannabis Industries.

Investment Highlights

Transitioning from R&D to Commercialization

- Proven by independent third party university and commercial testing
- Consistent phytochemical expression of the Cannabis plant
- Increasing flower yield by 50%
- Decreasing production costs by 80%

Near-Term Opportunities in Texas, Arizona & Colorado

- Pending Cannabis production applicant in Texas, ranked 13th
- Case study and research cultivation site in Tempe, Arizona
- Full scale facility development in Parachute, Colorado

Development Partners

HVAC Development Partner

LED Lighting Development Partner

Strategic Development Partner

Differentiated Technology in Aeroponics

Five Year $4 Million Development History

- Proof of concept trials 2012-2013
- Prototype and process trials at the Massachusetts Institute of Technology's Media Lab 2013-2016
- Cannabis Production Pilot at Canopy Growth 2015-2017



Commercialization Results

- Elimination of mediums and pesticides
- 50% higher flower production
- 80% reduction in costs
- Accelerated growth rate
- Precision phytochemical expression

Facilities Expertise

- Fully developed and tested processes
- Next-generation, patent-pending, aeroponic production methods that allow for precision & consistent results
- Modular design and construction
- Next generation HVAC and LED lighting integration
- Fully scalable industry solution
- Next generation of indoor farming



Business Model and Strategy

Leveraging Partnerships, Science and Technology to Disrupt the Cannabis Industry

- Focusing solely on commercializing our Cannabis cultivation methods and generating revenue through leasing and franchising of our technology, climate recipes and Cannabis production.
- Construct a 2,500 square foot research cultivation site at Zoned Properties' Medical Marijuana Business Park in Tempe, Arizona utilizing an existing medical marijuana cultivation license, with technology partners, in order to develop proven infrastructure packages and to showcase industry adoption value.
- Construct a larger 25,000 square foot facility in Parachute, Colorado, with Zoned Properties engaged as Strategic Development Advisor, in order to begin developing IP related to developing climate recipes, while generating revenue through leasing and licensing under a recreational or medical license.
- Prepare industry specific White Paper and facility design towards supporting an application with the DEA to become a registered producer of Cannabis for pharmaceutical research

Tempe Arizona Research Cultivation Site

- Construction of 2,500 square foot medical marijuana research cultivation site in partnership with Zoned Properties, Harvest Air and BIOS
- Case study using industry standard protocols
- 20 HPA units delivering over 206 pounds a year with break even at 430 pounds with an expected $150 COG per pound
- Revenue generated through equipment leasing and licensing
- Proof of business concept at scale
- Preparation of industry White Paper to showcase industry adoption value



Parachute Colorado Production Facility

- Construction of up to 25,000 square foot next generation cultivation facility in partnership with Zoned Properties, Harvest Air and BIOS
- Existing development approved by local municipality and development rights protected under State law
- Facility infrastructure capable of developing climate recipe IP on a large scale
- Revenue generated through facility leasing and licensing by third party Colorado Cannabis licensee
- Future right to acquire and wholly-own
- Potential for future expansion across 30 acres of available property for development
- Application to become registered under the DEA



2017 Tweed Economic Pilot

Texas CUP Applicant

Indoor Harvest's wholly owned subsidiary Alamo CBD, LLC, is a pending applicant under the Texas Compassionate Use Program ("CUP") to produce Cannabis for intractable epilepsy. The Company is currently ranked 13th out of 40 currently pending applicants.

Management believes the CUP will be expanded during the 2019 Texas legislative session. Zoned Properties, Harvest Air and BIOS to develop a 50,000 square foot facility in Stockdale, Texas. Indoor Harvest is currently a member of the Medical Cannabis Association of Texas.

Economics & ROI

Proper Infrastructure Development Leads to Higher ROI



- Complete facilities integration of the production system, lighting system and HVAC systems
- Generates +50% more flower production
- Cost of Goods Sold at -80% reduction
- Elimination of production mediums allowing production without pesticides reducing regulatory liabilities and increasing patient safety
- Precise consistency in phytochemical expression
- 100% sterile production
- Scalable industry production at approximately $150 Per Pound with an expected ROI of under 2 years

Market Opportunity

Looking to Fill Void in Cannabis Production for Research

- State-by-State Legalization Reform Sweeping the U.S.
- 29 States Legalized for Medical
- 7 States + Washington, DC Legalized for Recreational
- Opportunity to legally manufacture Cannabis under a DEA registration to supply researchers for various studies such as PTSD or Epilepsy by maintaining a portfolio of climate recipes and phenotype expression profiles
- Bipartisan support for the Introduction of the Marijuana Effective Drug Study Act of 2017



Management & Board Experience

Rick Gutshall, Interim-CEO, CFO and Director – Mr. Gutshall has been a partner in KW Gutshall & Associates for the past 18 years providing high net worth clients with personalized financial planning, asset management and retirement planning. Mr. Gutshall holds a FINRA Series 6 and 63 license and obtained a Bachelor of Business Administration from Concordia University-Austin. Mr. Gutshall will act as the Company's Chief Financial Officer and is currently acting as Interim-Chief Executive Officer.

Annette Knebel, CAO and Director – Ms. Knebel has 19 years experience as a CPA, having previously worked as division manager of policy and compliance at Shawcor, senior balance sheet analyst for Hewlett-Packard and internal audit supervisor for KBR. Ms. Knebel has 15 years experience in audit management of publicly traded companies and will serve as the Company's Chief Accounting Officer.

John Zimmerman, PE, VP and Director – Mr. Zimmerman is a Professional Engineer with 13 years experience in the mechanical trades. Mr. Zimmerman has been a project manager and handled business development for TDIndustries and The Brandt Companies. Mr. Zimmerman is the principal of Harvest Air, a Company developing next generation HVAC for controlled environment agriculture.

Dr. Lang Coleman, Director – Dr. Coleman is a retired Army officer who practiced clinical neuropsychology and treated soldiers for PTSD. He received his B.S. and M.A. in 1982 from Austin Peay State University in Clarksville, Tennessee and his Ph.D. in Clinical Psychology in 1989 from the University of Kansas. Dr. Coleman's internship was completed at William Beaumont Army Medical Center in El Paso, Texas in 1987. He also attended Law School at the University of Texas at Austin in 1994, and later went on to teach Psychology at St. Philip's College in San Antonio, Texas, where he taught Abnormal Science and Statistics courses for 17 years.

John Seckman, Director – Mr. Seckman is managing partner of John Seckman & Associates, a cannabis consulting Company. Mr. Seckman was previously COO and Executive Director of Livwell from 2014-2016 and was Agent in Charge of the Colorado Department of Revenue, Medical Marijuana Enforcement Division from 2011-2014. Mr. Seckman has 33 years experience as a senior executive in oil and technology and spent 10 years in law enforcement.

Stock Snapshot

SYMBOL	OTCQB: INQD
STOCK PRICE (10/31/17)	$0.18
52- WEEK RANGE	$0.12 - $0.90
AVERAGE DAILY VOLUME	21,678 shares
SHARES OUTSTANDING	24.9 shares
PUBLIC FLOAT	10.5M shares
MARKET CAPITALIZATION	$4.5M

Corporate Info

Attorney
Sheppard Mullin
30 Rockefeller Plaza
New York, NY 10112
T: (212) 653-8700

Auditor
Thayer O'Neal
101 Parklane Blvd #201
Sugar Land, TX 77478

Corporate Office
5300 East Freeway, Suite A
Houston, TX 77020
T: (832) 649-3998

Transfer Agent
VStock Transfer, LLC
18 Lafayette Place
Woodmere, NY 11598
T: (212) 828-8436

Investor Relations
Hayden IR
T: (917) 658-7878
E: hart@haydenir.com

